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The American Funds Tax-Exempt Series I
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

Prospectus and Summary Prospectus Supplement

For Prospectus dated October 1, 2009 and
Summary Prospectuses dated October 1, 2009
(as amended October 19, 2009)

The bar charts in the “Investment results” sections on page 4 of the summary prospectus for each of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia and on pages 4 and 11 of the prospectus are amended by adding the following at the top of the bar chart:

“Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower.)”

Keep this supplement with your prospectus and/or summary prospectus

MFGEBS-970-1109M  Litho in USA  CGD/RRD/10039-S23984